    Student Loan Finance Corporation
    Noteholders' Statement Pursuant to Section 5.23 of the Indenture and
    Section 21 of the Servicing Agreement (Unaudited)

    Education Loans Incorporated - 1999-1 Indenture
    Student Loan Asset-Backed Notes
    Series 1999-1, 2000-1, 2001-1, 2002-1 and 2003-1
    Report for the Month Ended January 31, 2004

I.  Noteholder Information

A.  Identification of Notes

    Series   Description                                        Cusip #         Due Date
    ---------------------------------------------------------------------------------------------
    1999-1A  Senior Auction Rate Notes ........................ 280907AP1       December 1, 2035
    1999-1B  Senior Auction Rate Notes ........................ 280907AQ9       December 1, 2035
    1999-1C  Subordinate Auction Rate Notes ................... 280907AR7       December 1, 2035
    2000-1A  Senior Auction Rate Notes ........................ 280907AS5       December 1, 2035
    2000-1B  Senior Auction Rate Notes ........................ 280907AT3       December 1, 2035
    2000-1C  Subordinate Auction Rate Notes ................... 280907AU0       December 1, 2035
    2001-1A  Senior Auction Rate Notes ........................ 280907AV8       December 1, 2035
    2001-1B  Senior Auction Rate Notes ........................ 280907AW6       December 1, 2035
    2001-1C  Subordinate Auction Rate Notes ................... 280907AX4       December 1, 2035
    2002-1A  Senior Auction Rate Notes ........................ 280907AY2       December 1, 2035
    2002-1B  Senior Auction Rate Notes ........................ 280907AZ9       December 1, 2035
    2002-1C  Subordinate Auction Rate Notes ................... 280907BA3       December 1, 2035
    2003-1A  Senior Auction Rate Notes ........................ 280907BB1       December 1, 2035
    2003-1B  Senior Auction Rate Notes ........................ 280907BC9       December 1, 2035
    2003-1C  Senior Auction Rate Notes ........................ 280907BD7       December 1, 2035
    2003-1D  Subordinate Auction Rate Notes ................... 280907BE5       December 1, 2035

B.  Notification of Redemption Call of Notes

    Series 1999-1:
     None
    Series 2000-1:
     None
    Series 2001-1:
     None
    Series 2002-1:
     None
    Series 2003-1:
     None

C. Principal Outstanding - January, 2004

                             Principal       Principal      Principal          Principal
                          Outstanding,        Borrowed       Payments       Outstanding,
   Series               Start of Month    During Month   During Month       End of Month
   -------------------------------------------------------------------------------------
   Series 1999-1:
     1999-1A           $ 78,000,000.00           $0.00          $0.00    $ 78,000,000.00
     1999-1B             39,000,000.00            0.00           0.00      39,000,000.00
     1999-1C              9,300,000.00            0.00           0.00       9,300,000.00
                       -----------------------------------------------------------------
     Total              126,300,000.00            0.00           0.00     126,300,000.00
                       -----------------------------------------------------------------
   Series 2000-1:
     2000-1A             54,100,000.00            0.00           0.00      54,100,000.00
     2000-1B             54,100,000.00            0.00           0.00      54,100,000.00
     2000-1C             22,000,000.00            0.00           0.00      22,000,000.00
                       -----------------------------------------------------------------
     Total              130,200,000.00            0.00           0.00     130,200,000.00
                       -----------------------------------------------------------------
   Series 2001-1:
     2001-1A             79,000,000.00            0.00           0.00      79,000,000.00
     2001-1B             79,000,000.00            0.00           0.00      79,000,000.00
     2001-1C             23,800,000.00            0.00           0.00      23,800,000.00
                       -----------------------------------------------------------------
     Total              181,800,000.00            0.00           0.00     181,800,000.00
                       -----------------------------------------------------------------
   Series 2002-1:
     2002-1A             82,700,000.00            0.00           0.00      82,700,000.00
     2002-1B             82,700,000.00            0.00           0.00      82,700,000.00
     2002-1C             24,500,000.00            0.00           0.00      24,500,000.00
                       -----------------------------------------------------------------
     Total              189,900,000.00            0.00           0.00     189,900,000.00
                       -----------------------------------------------------------------
   Series 2003-1:
     2003-1A             52,000,000.00            0.00           0.00      52,000,000.00
     2003-1B             67,000,000.00            0.00           0.00      67,000,000.00
     2003-1C             69,000,000.00            0.00           0.00      69,000,000.00
     2003-1D             30,500,000.00            0.00           0.00      30,500,000.00
                       -----------------------------------------------------------------
     Total              218,500,000.00            0.00           0.00     218,500,000.00
                       -----------------------------------------------------------------
   Totals              $846,700,000.00           $0.00          $0.00    $846,700,000.00
                       =================================================================

D. Accrued Interest Outstanding - January, 2004

                      Accrued Interest        Interest      Interest   Accrued Interest       Interest
                          Outstanding,         Accrued      Payments       Outstanding,     Rate As Of
   Series               Start of Month    During Month  During Month       End of Month   End Of Month
   ----------------------------------------------------------------------------------------------------
   Series 1999-1:
     1999-1A               $ 58,153.33     $ 81,943.33   $ 74,013.33        $ 66,083.33       1.22000%
     1999-1B                 29,076.67       39,888.33     37,006.67          31,958.33       1.18000%
     1999-1C                  7,672.50       11,134.17      9,765.00           9,041.67       1.40000%
                      ------------------------------------------------------------------
     Total                   94,902.50      132,965.83    120,785.00         107,083.33
                      ------------------------------------------------------------------
   Series 2000-1:
     2000-1A                 49,231.00        6,852.67     50,989.25           5,094.42       1.13000%
     2000-1B                 38,816.75       56,218.92     51,755.67          43,280.00       1.20000%
     2000-1C                 22,244.44        3,177.78     23,038.89           2,383.33       1.30000%
                      ------------------------------------------------------------------
     Total                  110,292.19       66,249.37    125,783.81          50,757.75
                      ------------------------------------------------------------------
   Series 2001-1:
     2001-1A                 37,788.33       80,689.73     75,576.67          42,901.39       1.15000%
     2001-1B                 16,458.33       82,840.28     74,062.50          25,236.11       1.15000%
     2001-1C                 12,957.78       27,006.39     25,915.56          14,048.61       1.25000%
                      ------------------------------------------------------------------
     Total                   67,204.44      190,536.40    175,554.73          82,186.11
                      ------------------------------------------------------------------
   Series 2002-1:
     2002-1A                 56,052.22       84,239.14     78,473.11          61,818.25       1.17000%
     2002-1B                 36,732.58       82,814.86     79,116.33          40,431.11       1.10000%
     2002-1C                 12,386.11       28,447.23     26,677.78          14,155.56       1.30000%
                      ------------------------------------------------------------------
     Total                  105,170.91      195,501.23    184,267.22         116,404.92
                      ------------------------------------------------------------------
   Series 2003-1:
     2003-1A                 10,833.33       54,022.23     50,555.56          14,300.00       1.10000%
     2003-1B                 58,792.50        6,346.39     60,970.00           4,168.89       1.12000%
     2003-1C                 46,766.67       70,724.99     65,473.33          52,018.33       1.18000%
     2003-1D                 15,419.44       35,413.89     33,211.11          17,622.22       1.30000%
                      ------------------------------------------------------------------
     Total                  131,811.94      166,507.50    210,210.00          88,109.44
                      ------------------------------------------------------------------
   Totals                  $509,381.98     $751,760.33   $816,600.76        $444,541.55
                      ==================================================================

E.  Net Loan Rates for Next Interest Period

                       Interest Period
    Series               Starting Date    Net Loan Rate
    ---------------------------------------------------
    Series 1999-1:
      1999-1A                03-Mar-04            5.26%
      1999-1B                03-Mar-04            5.30%
      1999-1C                03-Mar-04            4.90%
    Series 2000-1:
      2000-1A                25-Feb-04            5.27%
      2000-1B                03-Mar-04            5.29%
      2000-1C                25-Feb-04            4.95%
    Series 2001-1:
      2001-1A                11-Mar-04            5.43%
      2001-1B                18-Mar-04            5.36%
      2001-1C                11-Mar-04            5.10%
    Series 2002-1:
      2002-1A                05-Mar-04            5.34%
      2002-1B                12-Mar-04            5.45%
      2002-1C                12-Mar-04            5.00%
    Series 2003-1:
      2003-1A                19-Mar-04            5.44%
      2003-1B                27-Feb-04            5.28%
      2003-1C                05-Mar-04            5.33%
      2003-1D                12-Mar-04            5.00%

F.  Noteholders' Carry-Over Amounts - January, 2004

                          Carry-Over                                 Carry-Over
                            Amounts,     Additions       Payments      Amounts,
    Series            Start of Month  During Month   During Month  End of Month
    ---------------------------------------------------------------------------
    Series 1999-1:
      1999-1A                  $0.00         $0.00          $0.00         $0.00
      1999-1B                   0.00          0.00           0.00          0.00
      1999-1C                   0.00          0.00           0.00          0.00
                      ---------------------------------------------------------
      Total                     0.00          0.00           0.00          0.00
                      ---------------------------------------------------------
    Series 2000-1:
      2000-1A                   0.00          0.00           0.00          0.00
      2000-1B                   0.00          0.00           0.00          0.00
      2000-1C                   0.00          0.00           0.00          0.00
                      ---------------------------------------------------------
      Total                     0.00          0.00           0.00          0.00
                      ---------------------------------------------------------
    Series 2001-1:
      2001-1A                   0.00          0.00           0.00          0.00
      2001-1B                   0.00          0.00           0.00          0.00
      2001-1C                   0.00          0.00           0.00          0.00
                      ---------------------------------------------------------
      Total                     0.00          0.00           0.00          0.00
                      ---------------------------------------------------------
    Series 2002-1:
      2002-1A                   0.00          0.00           0.00          0.00
      2002-1B                   0.00          0.00           0.00          0.00
      2002-1C                   0.00          0.00           0.00          0.00
                      ---------------------------------------------------------
      Total                     0.00          0.00           0.00          0.00
                      ---------------------------------------------------------
    Series 2003-1:
      2003-1A                   0.00          0.00           0.00          0.00
      2003-1B                   0.00          0.00           0.00          0.00
      2003-1C                   0.00          0.00           0.00          0.00
      2003-1D                   0.00          0.00           0.00          0.00
                      ---------------------------------------------------------
      Total                     0.00          0.00           0.00          0.00
                      ---------------------------------------------------------
    Totals                     $0.00         $0.00          $0.00         $0.00
                      =========================================================

G.  Noteholders' Accrued Interest on Carry-Over Amounts - January, 2004

                                Accrued       Interest      Interest        Accrued
                              Interest,        Accrued      Payments      Interest,
    Series               Start of Month   During Month  During Month   End of Month
    --------------------------------------------------------------------------------
    Series 1999-1:
      1999-1A                     $0.00          $0.00         $0.00          $0.00
      1999-1B                      0.00           0.00          0.00           0.00
      1999-1C                      0.00           0.00          0.00           0.00
                         -----------------------------------------------------------
      Total                        0.00           0.00          0.00           0.00
                         -----------------------------------------------------------
    Series 2000-1:
      2000-1A                      0.00           0.00          0.00           0.00
      2000-1B                      0.00           0.00          0.00           0.00
      2000-1C                      0.00           0.00          0.00           0.00
                         -----------------------------------------------------------
      Total                        0.00           0.00          0.00           0.00
                         -----------------------------------------------------------
    Series 2001-1:
      2001-1A                      0.00           0.00          0.00           0.00
      2001-1B                      0.00           0.00          0.00           0.00
      2001-1C                      0.00           0.00          0.00           0.00
                         -----------------------------------------------------------
      Total                        0.00           0.00          0.00           0.00
                         -----------------------------------------------------------
    Series 2002-1:
      2002-1A                      0.00           0.00          0.00           0.00
      2002-1B                      0.00           0.00          0.00           0.00
      2002-1C                      0.00           0.00          0.00           0.00
                         -----------------------------------------------------------
      Total                        0.00           0.00          0.00           0.00
                         -----------------------------------------------------------
    Series 2003-1:
      2003-1A                      0.00           0.00          0.00           0.00
      2003-1B                      0.00           0.00          0.00           0.00
      2003-1C                      0.00           0.00          0.00           0.00
      2003-1D                      0.00           0.00          0.00           0.00
                         -----------------------------------------------------------
      Total                        0.00           0.00          0.00           0.00
                         -----------------------------------------------------------
    Totals                        $0.00          $0.00         $0.00          $0.00
                         ===========================================================

II. Fund Information

A.  Reserve Funds - January, 2004
                                                                                                Amount
                                                                                       ----------------
    Balance, Start of Month .........................................................  $ 13,015,500.00
    Additions During Month (From Issuance of Notes) .................................             0.00
    Less Withdrawals During Month ...................................................             0.00
                                                                                       ----------------
    Balance, End of Month ...........................................................  $ 13,015,500.00
                                                                                       ================

B.  Capitalized Interest Accounts - January, 2004
                                                                                                Amount
                                                                                       ----------------
    Balance, Start of Month .........................................................  $          0.00
    Additions During Month (From Issuance of Notes) .................................             0.00
    Less Withdrawals During Month ...................................................             0.00
                                                                                       ----------------
    Balance, End of Month ...........................................................  $          0.00
                                                                                       ================

C.  Acquisition Accounts - January, 2004
                                                                                                Amount
                                                                                       ----------------
    Balance, Start of Month .........................................................  $  5,040,813.84
    Additions During Month:
      Acquisition Funds from Note Issuance ..........................................             0.00
      Recycling from Surplus Funds ..................................................    41,950,000.00
    Less Withdrawals for Initial Purchase of Eligible Loans:
      Principal Acquired ............................................................             0.00
      Accrued Income ................................................................             0.00
      Premiums and Related Acquisition Costs ........................................             0.00
    Less Withdrawals for Eligible Loans:
      Total Principal Acquired ...................................    (45,219,368.32)
      Accrued Interest Acquired ..................................        (85,413.37)
      Origination Fees Charged ...................................         18,647.97
      Premiums and Related Acquisition Costs .....................       (134,909.34)
                                                                    ------------------
      Net Costs of Loans Acquired ...................................................   (45,421,043.06)
                                                                                       ----------------
    Balance, End of Month ...........................................................  $  1,569,770.78
                                                                                       ================

D.   Alternative Loan Guarantee Accounts - January, 2004

                                                                                                         Amount
                                                                                               -----------------
     Balance, Start of Month ...........................................................       $   4,338,165.72
     Additions During Month (Initial Purchase of Student Loans) ........................                   0.00
     Guarantee Fees Received (Refunded) During Month ...................................           1,319,161.02
     Interest Received During Month ....................................................                   0.00
     Other Additions (Transfers) During Month ..........................................            (685,099.30)
     Less Withdrawals During Month for Default Payments ................................            (475,327.64)
                                                                                               ----------------
     Balance, End of Month .............................................................       $   4,496,899.80
                                                                                               ================

III. Student Loan Information

A.   Student Loan Principal Outstanding - January, 2004

                                                                                                         Amount
                                                                                               ----------------
     Balance, Start of Month ...........................................................       $ 793,015,454.75
     Initial Purchase of Eligible Loans ................................................                   0.00
     Loans Purchased / Originated ......................................................          45,219,368.32
     Capitalized Interest ..............................................................             413,635.36
     Less Principal Payments Received ..................................................         (13,287,256.11)
     Less Defaulted Alternative Loans Transferred ......................................            (459,077.36)
     Less Sale of Loans ................................................................         (28,994,060.25)
     Other Increases (Decreases) .......................................................             (16,991.22)
                                                                                               ----------------
     Balance, End of Month .............................................................       $ 795,891,073.49
                                                                                               ================

B.   Composition of Student Loan Portfolio as of January 31, 2004

                                                                                                         Amount
                                                                                               ----------------
     Aggregate Outstanding Principal Balance ...........................................       $ 795,891,073.49
     Number of Borrowers ...............................................................                104,630
     Average Outstanding Principal Balance Per Borrower ................................       $          7,607
     Number of Loans (Promissory Notes) ................................................                220,537
     Average Outstanding Principal Balance Per Loan ....................................       $          3,609
     Weighted Average Interest Rate ....................................................                   4.04%

C.   Distribution of Student Loan Portfolio by Loan Type as of January 31, 2004

                                                   Outstanding
                                                     Principal
     Loan Type                                         Balance          Percent
     ---------------------------------------------------------------------------
     Stafford - Subsidized ................    $222,739,531.37            28.0%
     Stafford - Unsubsidized ..............     160,962,459.69            20.2%
     Stafford - Nonsubsidized .............          12,456.89             0.0%
     PLUS .................................      37,702,644.87             4.7%
     SLS ..................................          69,688.45             0.0%
     Consolidation ........................     137,943,296.39            17.3%
     Alternative ..........................     236,460,995.83            29.7%
                                               ---------------------------------
     Total ................................    $795,891,073.49           100.0%
                                               =================================

D. Distribution of Student Loan Portfolio by Interest Rate as of January 31,
   2004

                                                         Outstanding
                                                           Principal
   Interest Rate                                             Balance     Percent
   -----------------------------------------------------------------------------
   Less Than 3.00% ...............................   $225,126,428.97       28.3%
   3.00% to 3.49% ................................   $199,413,587.24       25.1%
   3.50% to 3.99% ................................   $ 25,103,768.38        3.2%
   4.00% to 4.49% ................................   $154,709,756.07       19.4%
   4.50% to 4.99% ................................   $ 24,092,169.15        3.0%
   5.00% to 5.49% ................................   $ 67,847,853.83        8.5%
   5.50% to 5.99% ................................   $  5,672,031.62        0.7%
   6.00% to 6.49% ................................   $ 28,084,425.04        3.5%
   6.50% to 6.99% ................................   $ 13,810,513.82        1.7%
   7.00% to 7.49% ................................   $ 31,616,027.26        4.0%
   7.50% to 7.99% ................................   $  6,041,534.06        0.8%
   8.00% to 8.49% ................................   $  8,238,833.88        1.0%
   8.50% or Greater ..............................   $  6,134,144.17        0.8%
                                                     ---------------------------
   Total .........................................   $795,891,073.49      100.0%
                                                     ===========================

E. Distribution of Student Loan Portfolio by Borrower Payment Status as of January 31, 2004

                                                    Outstanding
                                                      Principal
   Borrower Payment Status                              Balance          Percent
   -----------------------------------------------------------------------------
   School ....................................  $213,312,012.73            26.8%
   Grace .....................................    50,152,888.84             6.3%
   Repayment .................................   406,094,429.44            51.0%
   Deferment .................................   103,276,733.95            13.0%
   Forbearance ...............................    23,055,008.53             2.9%
                                                --------------------------------
   Total .....................................  $795,891,073.49           100.0%
                                                ================================

F. Distribution of Student Loan Portfolio by Delinquency Status as of January 31, 2004

                                                                Percent by Outstanding Balance
                                                              ----------------------------------
                                              Outstanding          Excluding
                                                Principal       School/Grace        All Loans in
   Delinquency Status                             Balance       Status Loans           Portfolio
   ---------------------------------------------------------------------------------------------
   31 to 60 Days ........................  $21,195,212.01               4.0%                2.7%
   61 to 90 Days ........................   11,331,363.31               2.1%                1.4%
   91 to 120 Days .......................    6,492,059.36               1.2%                0.8%
   121 to 180 Days ......................    8,534,820.59               1.6%                1.1%
   181 to 270 Days ......................    9,640,749.98               1.8%                1.2%
   Over 270 Days ........................    2,574,142.41               0.5%                0.3%
   Claims Filed, Not Yet Paid ...........    2,138,624.85               0.4%                0.3%
                                           -----------------------------------------------------
   Total ................................  $61,906,972.51              11.6%                7.8%
                                           =====================================================

G. Distribution of Student Loan Portfolio by Guarantee Status as of January 31, 2004

                                                        Outstanding
                                                          Principal
   Guarantee Status                                         Balance      Percent
   -----------------------------------------------------------------------------
   FFELP Loan Guaranteed 100% ....................  $    821,938.39         0.1%
   FFELP Loan Guaranteed 98% .....................   558,608,139.27        70.2%
   Alternative Loans Non-Guaranteed ..............   236,460,995.83        29.7%
                                                    ----------------------------
   Total .........................................  $795,891,073.49       100.0%
                                                    ============================

H. Distribution of Student Loan Portfolio by Guarantee Agency as of January 31, 2004

                                                                Outstanding
                                                                  Principal
    Guarantee Agency                                                Balance        Percent
    --------------------------------------------------------------------------------------
    Education Assistance Corporation ....................   $416,048,453.00          52.3%
    Great Lakes Higher Education Corporation ............    109,376,207.11          13.7%
    California Student Aid Commission ...................      8,960,187.82           1.1%
    Student Loans of North Dakota .......................      8,409,211.65           1.1%
    Texas GSLC ..........................................      2,769,890.82           0.3%
    Pennsylvania Higher Education Assistance
     Agency .............................................      3,148,863.08           0.4%
    United Student Aid Funds, Inc .......................      8,281,367.13           1.0%
    Other Guarantee Agencies ............................      2,435,897.05           0.3%
    Alternative Loans Non-Guaranteed ....................    236,460,995.83          29.7%
                                                            ------------------------------
    Total ...............................................   $795,891,073.49         100.0%
                                                            ==============================

I.  Fees and Expenses Accrued For / Through January, 2004

                                                                  For The 1
                                                                Month Ended
                                             January, 2004    Jan. 31, 2004
                                           ---------------- ----------------
    Servicing Fees ......................      $696,404.68      $696,404.68
    Treas Mgmt / Lockbox Fees ...........         8,200.55         8,200.55
    Indenture Trustee Fees ..............        18,027.12        18,027.12
    Broker / Dealer Fees ................       182,275.68       182,275.68
    Auction Agent Fees ..................        11,207.82        11,207.82
    Other Permitted Expenses ............             0.00             0.00
                                           ---------------- ----------------
    Total ...............................      $916,115.85      $916,115.85
                                           ================ ================

J.  Ratio of Assets to Liabilities as of January 31, 2004

                                                                     Amount
                                                            ----------------
    Total Indenture Assets ..............................   $864,504,323.99
    Total Indenture Liabilities .........................    847,915,286.89
                                                            ----------------
    Ratio ...............................................            101.96%
                                                            ================

K.  Senior and Subordinate Percentages as of January 31, 2004

                                                                     Amount
                                                            ----------------
    Aggregate Values ....................................   $865,072,544.14
                                                            ================
    Senior Notes Outstanding Plus Accrued Interest ......    736,987,289.90
                                                            ================
    All Notes Outstanding Plus Accrued Interest .........    847,144,541.36
                                                            ================
    Dividend Prerequisites:
      Senior Percentage (Requirement = 112%) ............           117.38%
                                                            ================
      Subordinate Percentage (Requirement = 102%) .......            102.12%
                                                            ================
      Available for Dividend - Excess (Shortage)
       Over Dividend Prerequisites ......................   $    985,111.95
                                                            ================